UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2003


                            Palomar Enterprises, Inc.
               (Exact name of Registrant as specified in charter)


         Nevada                          333-54996                88-0470235
(State of Other Jurisdiction            (Commission             (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


     1802 N. Carson St. #212-2705
         Carson City, Nevada                                      89701-1230
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (775) 887-0670

                         7898 E. Acoma Drive, Suite 203
                            Scottsdale, Arizona 85260
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 11, 2003, the Company changed their business model to a business development company with an emphasis in the financial services sector. The Company will service the residential mortgage market, with plans to launch a corporate finance division in the near future.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Signature                          Title                         Date
      ---------                          -----                         ----


/s/ Steve Bonenberger             President, Secretary and         July 11, 2003
------------------------------    Director
Steve Bonenberger